Exhibit 99.1

JBT Corporation

70 W. Madison

Chicago, IL 60602

JBT Corporation Announces the Execution of a Definitive Transaction Agreement with

Marel hf., Representing a Significant Milestone Towards the Anticipated Launch of a

Voluntary Takeover Offer for All Marel Shares

CHICAGO, April 5, 2024 – JBT Corporation (NYSE: JBT), a leading global technology solutions provider to high-value segments of the food & beverage industry, today announced that JBT and Marel hf. (ICL: Marel) have executed a definitive transaction agreement related to JBT’s previously announced intention to make a voluntary takeover offer for all of the issued and outstanding shares of Marel. The transaction agreement includes the terms of the offer and other important governance, social, and operating items relating to the proposed business combination of JBT and Marel. The transaction agreement was approved by the Boards of Directors of both companies.

JBT and Marel are continuing to work expeditiously to finalize and submit a preliminary proxy statement/prospectus on Form S-4 with the U.S. Securities and Exchange Commission (SEC) as well as an offer document and prospectus with the Icelandic Financial Supervisory Authority of the Central Bank of Iceland (FSA), as required to launch the offer. Pending final approval by the FSA, JBT currently expects to launch the offer in May 2024. The transaction is expected to close by the end of 2024, subject to regulatory clearance and applicable shareholder approvals.

“The execution of this transaction agreement represents a significant milestone in the process to combine JBT and Marel, creating a stronger business that will benefit shareholders, customers, and other stakeholders,” said Brian Deck, JBT’s President and Chief Executive Officer. “The approval of the transaction agreement by the Board of Directors of both companies is the result of highly collaborative work between the JBT and Marel teams. We both completed confirmatory due diligence, which reaffirmed the compelling industrial logic of the combination and the value creation for shareholders. This process has reinforced our confidence in the potential revenue synergies and further value creation opportunity.”

Marel Offer Summary

The economic terms of the offer are consistent with JBT’s prior announcement on January 19, 2024. Subject to a proration feature, Marel shareholders will have the option to elect to receive either all cash, all JBT common stock, or a combination of cash and JBT common stock in respect of each Marel share as outlined below:

•	All cash: €3.60 in cash

•	All JBT common stock: 0.0407 JBT shares

•	Combination of cash and JBT common stock: €1.26 in cash and 0.0265 JBT shares

The economic terms above utilize a reference share price of $96.25 per share of JBT. Based on both the proration feature and the agreed upon JBT reference share price, the estimated consideration mix will be 65 percent stock and 35 percent cash. This will result in Marel shareholders receiving, in the aggregate, €950 million in cash and holding approximately a 38 percent ownership interest in the combined company.

JBT intends that the combined company will remain listed on the New York Stock Exchange (NYSE) and will submit a secondary listing application to list a portion of JBT’s common stock on Nasdaq Iceland. Marel shareholders will have the ability to elect to receive JBT shares listed either on the NYSE or, upon a successful application by JBT for a listing on Nasdaq Iceland, on Nasdaq Iceland.

Eyrir Invest hf., the largest shareholder in Marel with approximately 25 percent of Marel’s issued and outstanding ordinary shares, has irrevocably undertaken to JBT to accept the offer in respect of all of its shares in Marel.

The Transaction Agreement

The transaction agreement includes comprehensive negotiated terms and conditions, including (i) the obligation to use reasonable best efforts to obtain required regulatory approvals (subject to certain limitations), (ii) cooperation in preparing required offering documents and other matters and (iii) certain mutual representations, warranties, and covenants.

The transaction agreement provides that Brian Deck will serve as Chief Executive Officer (CEO) of the combined company, Arni Sigurdsson will be President of the combined company, and the remainder of the executive leadership positions will be a combination of talent from both companies. The combined company’s Board of Directors will consist of five independent directors from the pre-closing JBT Board of Directors, four independent directors from the pre-closing Marel Board of Directors, and the CEO of the combined company. Alan Feldman will serve as Chairman of the Board of the combined company.

The transaction agreement also includes a commitment to a significant Icelandic presence and to preserving Marel’s heritage, as outlined in JBT’s prior announcement on January 19, 2024. The combined company will be named JBT Marel Corporation and Marel’s current facility in Gardabaer, Iceland will be designated as JBT’s European headquarters and a global technology center of excellence.

Among other closing conditions, JBT’s obligation to consummate the offer is conditioned upon at least 90 percent of Marel’s outstanding shares being tendered into the offer as well as the approval by JBT stockholders of the issuance of JBT stock in connection with the offer.

Acquisition Financing

JBT expects to partially utilize its existing cash on hand as well as a €1.9 billion fully committed bridge financing facility from Goldman Sachs and Wells Fargo to guarantee the funding of the cash portion of the transaction, pay off Marel’s outstanding debt, refinance JBT’s existing debt, and pay transaction fees and related expenses. JBT expects to pursue a conventional long-term financing structure, which is anticipated to be consummated in connection with the closing of the transaction. Assuming a transaction close by year-end 2024, the combined company is expected to have a pro forma net leverage ratio of less than 3.5x at year-end 2024, which is prior to any synergies, and be well below 3.0x net leverage by year-end 2025, providing significant financial flexibility to the combined company to pursue further strategic initiatives.

Upcoming Conference Call Schedule

JBT expects to host a conference call in early May to discuss its first quarter 2024 financial results and the planned offer. Additionally, JBT expects to host a transaction-specific conference call promptly after the offer is launched.

Transaction Advisors

Goldman Sachs Co LLC is acting as JBT’s financial advisor and Kirkland & Ellis LLP and LEX are serving as JBT’s legal counsel. Arion banki hf. is acting as JBT’s lead manager for the Icelandic offer and advising on the Icelandic listing.

About JBT Corporation

JBT Corporation (NYSE: JBT) is a leading global technology solutions provider to high-value segments of the food & beverage industry. JBT designs, produces, and services sophisticated products and systems for a broad range of end markets, generating roughly one-half of its annual revenue from recurring parts, service, rebuilds, and leasing operations. JBT Corporation employs approximately 5,100 people worldwide and operates sales, service, manufacturing, and sourcing operations in more than 25 countries. For more information, please visit www.jbtc.com.

Forward Looking Statements

This release contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (Exchange Act), and the Private Securities Litigation Reform Act of 1995 (PSLRA), and such statements are intended to qualify for the protection of the safe harbor provided by the PSLRA. Forward-looking statements are information of a non-historical nature and are subject to risks and uncertainties that are beyond JBT’s ability to control. These forward-looking statements include, among others, statements relating to our business and our results of operations, a potential transaction with Marel and our objectives, strategies, plans, goals and targets. The factors that could cause our actual results to differ materially from expectations include, but are not limited to, the following factors: the occurrence of any event, change or other circumstances that could give rise to the termination or abandonment of the offer; the expected timing and likelihood of completion of the proposed transaction with Marel, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the offer that could reduce anticipated benefits or cause the parties to abandon the transaction; the ability to successfully integrate the businesses of JBT and Marel; the possibility that shareholders of JBT may not approve the issuance of new shares of common stock in the offer; the risk that Marel and/or JBT may not be able to satisfy the conditions to the proposed offer in a timely manner or at all; the risk that the proposed offer and its announcement could have an adverse effect on the ability of JBT and Marel to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on their operating results and businesses generally; the risk that problems may arise in successfully integrating the businesses of Marel and JBT, which may result in the combined company not operating as effectively and efficiently as expected; the risk that the combined company may be unable to achieve cost-cutting synergies or that it may take longer than expected to achieve those synergies; fluctuations in JBT’s financial results; unanticipated delays or accelerations in our sales cycles; deterioration of economic conditions, including impacts from supply chain delays and reduced material or component availability; inflationary pressures, including increases in energy, raw material, freight, and labor costs; disruptions in the political, regulatory, economic and social conditions of the countries in which we conduct business; changes to trade regulation, quotas, duties or tariffs; fluctuations in currency exchange rates; changes in food consumption patterns; impacts of pandemic illnesses, food borne illnesses and diseases to various agricultural products; weather conditions and natural disasters; the impact of climate change and environmental protection initiatives; acts of terrorism or war, including the ongoing conflicts in Ukraine and the Middle East; termination or loss of major customer contracts and risks associated with fixed-price contracts, particularly during periods of high inflation; customer sourcing initiatives; competition and innovation in our industries; difficulty in implementing our pure play food and beverage strategy, including our ability to execute on strategic investments, merger or acquisition opportunities; our ability to develop and introduce new or enhanced products and services and keep pace with technological developments; difficulty in developing, preserving and protecting our intellectual property or defending claims of infringement; catastrophic loss at any of our facilities and business continuity of our information systems; cyber-security risks such as network intrusion or ransomware schemes; loss of key management and other personnel; potential liability arising out of the installation or use of our systems; our ability to comply with U.S. and international laws governing our operations and industries; increases in tax liabilities; work stoppages; fluctuations in interest rates and returns on pension assets; a systemic failure of the banking system in the United States or globally impacting our customers’ financial condition and their demand for our goods and services; availability of and access to financial and other resources; and other factors described in JBT’s public filings made with the SEC from time to time, including those under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s most recent Annual Report on Form 10-K and in any subsequently filed Quarterly Reports on Form 10-Q. These risks, as well as other risks associated with the potential transaction, will be more fully discussed in the proxy statement/prospectus that will be included in the Registration Statement on Form S-4 that JBT expects to file with the SEC and in an offering document and/or any prospectuses or supplements to be filed with the FSA or any other governmental and regulatory authorities in connection with the potential transaction. JBT cautions shareholders and prospective investors that actual results may differ materially from those indicated by the forward-looking statements. JBT undertakes no obligation to publicly update or revise any forward-looking statements made by JBT or on its behalf, whether as a result of new information, future developments, subsequent events or changes in circumstances or otherwise.

No Offer or Solicitation

This release is not intended to and does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In particular, this release is not an offer of securities for sale in the United States, Iceland, or the Netherlands.

Overseas Jurisdictions

This release is for informational purposes only and does not, and shall not, constitute an offer, or any solicitation of any offer, to buy or subscribe for any securities in JBT or Marel, nor a solicitation to offer to purchase or to subscribe for securities of JBT or Marel in any jurisdiction, including in the United States, Iceland, and the Netherlands. Any offer will be made only by means of an offer document (offer document) approved by the FSA, which will include the prospectus (as defined below). This announcement is not for release, publication or distribution, in whole or in part, in or into, directly or indirectly, in any other jurisdiction in which such release, publication or distribution would be unlawful. Accordingly, persons who come into possession of this document should inform themselves about and observe these restrictions and any applicable legal or regulatory requirements. Any failure to comply with the applicable restrictions may constitute a violation of the securities laws of any such jurisdiction. To the fullest extent permitted by applicable law, the companies and persons involved in the offer disclaim any responsibility or liability for the violation of such restrictions by any person.

Copies of this release and formal documentation relating to the offer will not be, and must not be, mailed or otherwise forwarded, distributed or sent in, into or from any jurisdiction where local laws or regulations may result in a significant risk of civil, regulatory or criminal exposure if information concerning the offer is sent or made available to Marel shareholders in that jurisdiction or any jurisdiction where to do so would violate the laws of that jurisdiction and persons receiving such documents (including custodians, nominees and trustees) must not mail or otherwise forward, distribute or send them in or into or from any such jurisdiction.

Note to U.S. Shareholders

It is important that U.S. shareholders understand that the offer and any related offer documents are subject to disclosure and takeover laws and regulations in Iceland and other European jurisdictions, which may be different from those of the United States. The offer will be made in compliance with the U.S. tender offer rules, including Regulation 14E under the Exchange Act, and any exemption available to JBT in respect of securities of foreign private issuers provided by Rule 14d-1(d) under the Exchange Act.

Important Additional Information

No offer of JBT securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption from registration, and applicable European regulations, including the Icelandic Prospectus Act no. 14/2020 and the Takeover Act. In connection with the offer, JBT is expected to file with the SEC a Registration Statement on Form S-4, which will contain a proxy statement/prospectus in connection with the proposed offer. Additionally, JBT will also file with the FSA for approval a prospectus in accordance with Regulation (EU) 2017/1129 of the European Parliament and of the Council of 14 June 2017 for the shares to be issued in connection with the proposed offer and for the listing and admission to trading on Nasdaq Iceland of JBT securities (the prospectus). JBT also intends to file the offer document with the FSA. SHAREHOLDERS OF JBT AND MAREL ARE URGED TO READ THE PROXY STATEMENT/ PROSPECTUS, THE PROSPECTUS, AND THE OFFER DOCUMENT, AS APPLICABLE, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC OR THE FSA CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. JBT and Marel shareholders will be able to obtain a free copy of the proxy statement/prospectus (when available), as well as other filings containing information about JBT, without charge, at the SEC’s website, www.sec.gov, and on JBT’s website at https://ir.jbtc.com/overview/default.aspx. Following approval by the FSA, you may obtain a free copy of the prospectus on the FSA’s website at www.fme.is and on JBT’s website at www.jbtc.com as well as a free copy of the offer document.

Participants in the Solicitation

JBT and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of the JBT’s common stock in respect of the offer to Marel shareholders. Information about the directors and executive officers of JBT is set forth in the proxy statement for JBT’s 2024 Annual Meeting of Stockholders, which was filed with the SEC on March 28, 2024, and in the other documents filed after the date thereof by JBT with the SEC. Investors may obtain additional information regarding the interests of such participants by reading the proxy statement/prospectus regarding the proposed offer when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

Investors & Media:

Kedric Meredith

(312) 861-6034

kedric.meredith@jbtc.com

Marlee Spangler

(312) 861-5789

marlee.spangler@jbtc.com